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                                                                   EXHIBIT 10-QQ

Mr. Kenneth H. Haas, President
INTELLICORP, INC.
1975 El Camino Real West
Mountain View, California  94040

Dear Ken:

         As you know, solely with respect to the transaction described herein, I represent the holders (the "Holders") of $3.4 million in face amount of outstanding IntelliCorp, Inc. Senior Convertible Notes (the "Notes") issued pursuant to a Seven-Year Senior Convertible Note Purchase Agreement dated April 19, 1996 (the "Note Agreement"). To permit Intellicorp, Inc. (the "Company") to satisfy the capital and surplus requirements of, and thereby remain listed for quotation on, the Nasdaq SmallCap Market, this letter will confirm our agreement of June 27, 1996 to exchange, as of such date, $1.8 million in face amount of outstanding Notes for Preferred Stock of Intellicorp. All Holders will exchange 50% of their Notes for Preferred Stock pro rata to the amount of their Notes and I will exchange an additional $100,000 of Notes in excess of my pro rata position. The terms of the Preferred Stock are set forth on the Outline of Terms of Preferred Stock attached hereto.

         If the foregoing accurately sets forth our agreement of June 27, 1996 regarding the exchange of the Notes for shares of Preferred Stock, please so indicate by signing and returning a copy of this letter to me. Since, as we have discussed, I represent the Holders of all of the Notes, solely with respect to this transaction, I am signing this letter on behalf of all the Holders.

                                   Sincerely,



                                                     /s/  Norman Wechsler
                                                     --------------------
                                                     Norman Wechsler


THE FOREGOING IS HEREBY ACCEPTED:

INTELLICORP, INC.



By: /s/ Kenneth H. Haas
    --------------------------
    Kenneth H. Haas, President

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Mr. Kenneth H. Haas
June 27, 1996                                                             Page 2

                       OUTLINE OF TERMS OF PREFERRED STOCK


                  This outline summarizes the terms of the Preferred Stock (the "Preferred") of Intellicorp, Inc. (the "Company") to be issued in exchange for $1.8 million face amount of outstanding Senior Convertible Notes (the "Notes"). The original purchase price of the Preferred shall be $3.10 per share and 580,645 shares of Preferred Stock shall be issued to the holders of the Notes in such exchange.

Rights, Preferences,                 (1) Dividend Provisions: The holders of the
Privileges and Restrictions              Preferred will be entitled to receive
of Preferred Stock:                      dividends at the rate of ten percent
                                         (10%) per annum, payable on January 31,
                                         1997 (for the period commencing June
                                         27, 1996 and ending October 31, 1996)
                                         and on each April 30 and October 31
                                         thereafter from any funds that are
                                         legally available for payment, when and
                                         as declared by the Board. Dividends on
                                         the Preferred will be cumulative and
                                         dividends on the Preferred (including
                                         any accumulated and unpaid dividends)
                                         will be in preference to any dividends
                                         on the Common and no dividend shall be
                                         paid on the Common while any dividends
                                         on the Preferred remain unpaid. No
                                         dividend shall be paid on the Common at
                                         a rate greater than the rate at which
                                         dividends are paid on Preferred (based
                                         on the number of shares of Common into
                                         which the Preferred is convertible on
                                         the date the dividend is declared). For
                                         all dividend payments through April 30,
                                         1998, the Company, at its option, may
                                         elect to pay the dividends in Common
                                         Stock of the Company, priced at ninety
                                         percent (90%) of the average closing
                                         bid price of the Company's Common Stock
                                         on the Nasdaq for the twenty (20)
                                         trading days preceding the dividend
                                         payment date (or, with respect to the
                                         dividend payment due on January 31,
                                         1997, for the twenty (20) trading days
                                         preceding October 31, 1996) so long as
                                         such Common Stock is, on the
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Mr. Kenneth H. Haas
June 27, 1996                                                             Page 3

                                         dividend payment date, registered with
                                         the United States Securities and
                                         Exchange Commission for resale by the
                                         holder. If the Company elects to pay
                                         the first dividend payment in Common
                                         Stock, it shall notify the holders of
                                         Preferred on or before October 31,
                                         1996. If such Common Stock is not
                                         registered with the Commission for
                                         resale on or before January 31, 1997,
                                         the holders of Preferred shall be
                                         entitled to have such dividend paid in
                                         cash or in Company Common, priced as
                                         set forth above.

                                         (2) Liquidation Preference: In the
                                         event of any liquidation or winding up
                                         of the Company, the holders of
                                         Preferred will be entitled to receive
                                         in preference to the holders of Common
                                         an amount ("Liquidation Amount") equal
                                         to $3.10 per share plus any accumulated
                                         and unpaid dividends on the Preferred.

                                         (3) Redemption: At any time on thirty
                                         (30) days written notice given after
                                         April 30, 1999, at its option, the
                                         Company will have the right to redeem
                                         the Preferred by paying in cash the
                                         Liquidation Amount. The Preferred may
                                         also be redeemed under the circumstance
                                         described in "Change in Control" below.

                                         (4) Conversion: A holder of Preferred
                                         will have the right to convert
                                         Preferred (and any accumulated and
                                         unpaid dividends), at the option of the
                                         holder, at any time prior to
                                         redemption, into shares of Common. The
                                         total number of shares of Common into
                                         which Preferred may be converted
                                         initially will be determined by
                                         dividing the Original Purchase Price of
                                         $3.10 by the conversion price. The
                                         initial conversion price will be $1.55.
                                         The conversion price will be the
                                         subject of adjustment as provided in
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Mr. Kenneth H. Haas
June 27, 1996                                                             Page 4

                                         paragraph (5) below. The Company has
                                         reserved for issuance the Common Stock
                                         issuable on conversion of the Preferred
                                         and on exercise of the Warrants
                                         described below.

                                         (5) Antidilution Provisions: The
                                         conversion price of the Preferred and
                                         the Warrant exercise price will be
                                         subject to adjustment on the same basis
                                         as provided in Section 3 of the Senior
                                         Convertible Notes.

                                         (6) Voting Rights: Except as provided
                                         below, the Preferred will have no
                                         voting rights. If the Company does not
                                         declare and pay four semi-annual
                                         dividend payments, then the holder of
                                         Preferred shall have the right to vote
                                         with the Common as one class on all
                                         matters, with a number of votes equal
                                         to the number of shares of Common
                                         issuable upon conversion of the
                                         Preferred. The right of the holders of
                                         the Notes to designate a nominee for
                                         election as director until 75% of the
                                         initial principal amount of the Notes
                                         has been repaid or Common Stock
                                         received on conversion of the Notes has
                                         been sold shall be deemed to relate to
                                         75% of the aggregate of the outstanding
                                         principal amount of the Notes following
                                         the exchange plus the Preferred and 75%
                                         of the Common Stock issuable on
                                         conversion of the Notes and the
                                         Preferred.

                                         (7) Change in Control: If, prior to
                                         conversion or redemption in full of the
                                         Preferred, there is a change in control
                                         of the Company (i.e., over 50% of the
                                         Company's outstanding Common Stock is
                                         acquired by merger, tender offer, sale
                                         of stock by the Company or other
                                         similar transaction), the conversion
                                         price shall be the lower of the
                                         conversion price in effect immediately
                                         prior to the change in control event
                                         (as adjusted pursuant to the
                                         anti-dilution provisions) or


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Mr. Kenneth H. Haas
June 27, 1996                                                             Page 5

                                         the price per share of the change in
                                         control event; provided, that if such
                                         change of control event would reduce
                                         the conversion price to the price per
                                         share in the change of control event,
                                         then the Company shall have the right
                                         to redeem the Preferred by paying the
                                         Liquidation Amount; provided, further
                                         that if the price per share in the
                                         change in control event is equal to two
                                         (2) times the then conversion price,
                                         the Company shall have the right, on
                                         thirty (30) days prior notice during
                                         which period the Preferred shall remain
                                         convertible, to redeem the Preferred by
                                         paying the Liquidation Amount.

Warrants:                                The Company will issue 720,000 ten-year
                                         warrants pro rata to the holders of
                                         Preferred, exercisable at a price of
                                         $3.50 per share (the "Warrants"). The
                                         Warrants shall be callable on twenty
                                         (20) days notice by the Company at any
                                         time after five years if the Common
                                         Stock trades at $6.00 or higher for
                                         twenty (20) consecutive business days
                                         by paying a redemption price of $.01
                                         per warrant share.

Registration Rights:                     The shares of Common Stock issuable on
                                         conversion of the Preferred (and any
                                         accumulated and unpaid dividends),
                                         issuable as dividends on the Preferred
                                         and issuable on exercise of the
                                         Warrants, shall have the same
                                         registration rights as are provided for
                                         the Common Stock under Section 5 of the
                                         Seven-Year Senior Convertible Note
                                         Purchase Agreement dated April 19, 1996
                                         pursuant to which the Notes were
                                         issued. The reference therein to 75% of
                                         the then principal amount of the Notes
                                         shall refer to an aggregate of 75% of
                                         the then principal amount of the Notes
                                         plus the then outstanding Preferred.

Opinion of Counsel:

                                         In connection with the exchange,
                                         counsel to the Company will deliver
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Mr. Kenneth H. Haas
June 27, 1996                                                             Page 6

                                         an opinion that: (i) the shares of
                                         Common Stock initially issuable on
                                         conversion of the Preferred and on
                                         exercise of the Warrants has been duly
                                         reserved for issuance and, when issued,
                                         will be validly issued, fully paid and
                                         non-assessable; and (ii) the exchange
                                         transaction qualifies as an "E"
                                         reorganization.